EXHIBIT 13.2

CERTIFICATION PURSUANT TO RULE 13A-14(B) OR RULE 15D-14(B) OF THE SECURITIES EXCHANGE ACT OF

1934 AND SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE.

In connection with the Annual Report on Form 20-F of Kidoz Inc. (the “Company”) for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, H. W. Bromley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

c)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

d)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ H. W. Bromley
H. W. Bromley
Chief Financial Officer
April 19, 2023

A signed original of this written statement required by Section 906 has been provided to Kidoz Inc. and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.